Supplement to Your Prospectus

On January 2, 2013, Hartford Life, Inc. (“Seller”), an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (the “Company”) announced that the sale of its life insurance business to Prudential Financial, Inc. (“Buyer”) has been completed. As a result of the transaction, Hartford’s life insurance policies will be administered by the Prudential Insurance Company of America.

This supplement should be retained with the Prospectus for future reference.

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